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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2002

Ticketmaster
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-25041 (Commission File Number)	95-4546874 (IRS Employer Identification No.)
3701 Wilshire Blvd., Los Angeles, California (Address of principal executive offices)	90010 (Zip Code)

Registrant's telephone number, including area code: (213) 381-2000

Item 7. Financial Statements and Exhibits.

(c)
Exhibits.

Exhibit No.	Description
99.1	Certification of Periodic Report by John Pleasants, dated August 14, 2002
99.2	Certification of Periodic Report by Thomas J. McInerney, dated August 14, 2002

Item 9. Regulation FD Disclosure

        On August 14, 2002, the Registrant delivered to the SEC as correspondence accompanying its Periodic Report on Form 10-Q for the quarter ended June 30, 2002 the certifications of such Form 10-Q required by Section 906 of the Sarbanes-Oxley Act of 2002. The full text of the Certification of Periodic Report by John Pleasants, the Registrant's Chief Executive Officer and President, which is set forth in Exhibit 99.1 hereto, and the full text of the Certification of Period Report by Thomas J. McInerney, the Registrant's Chief Financial Officer and Executive Vice President, which is set forth in Exhibit 99.2 hereto, are not filed but are furnished pursuant to Regulation FD.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2002	TICKETMASTER
	By:	/s/ JOHN PLEASANTS John Pleasants Chief Executive Officer and President

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Certification of Periodic Report by John Pleasants, dated August 14, 2002
99.2	Certification of Periodic Report by Thomas J. McInerney, dated August 14, 2002

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Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure
SIGNATURES
INDEX TO EXHIBITS